SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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THE CLOROX COMPANY
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(Name of Registrant as Specified In Its Charter)

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THE CLOROX COMPANY ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

THE CLOROX COMPANY 1221 BROADWAY OAKLAND, CA 94612

Stockholder Meeting to be held on 11/19/08
Proxy Materials Available
Notice of 2008 Annual Meeting, Proxy Statement and Annual Financial Statements Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before November 5, 2008.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET     -  www.proxyvote.com
2) BY TELEPHONE -  1-800-579-1639
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	November 19, 2008
Meeting Time:	9:00 A.M. PST
For holders as of:	September 22, 2008

Meeting Location:
Corporate Headquarters, The Clorox Company
1221 Broadway
Oakland, CA 94612

Meeting Directions:
Meeting directions are available at:
http://www.thecloroxcompany.com/careers/ driving_directions.html

How To Vote
Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.
1.	To elect as Directors the nominees listed below		1h) Edward A. Mueller
	1a) Daniel Boggan, Jr.		1i) Jan L. Murley

	1b) Richard H. Carmona		1j) Pamela Thomas-Graham

	1c) Tully M. Friedman		1k) Carolyn M. Ticknor

	1d) George J. Harad	2.	Proposal to ratify the selection of Ernst & Young LLP, as our independent registered public accounting firm, for the fiscal year ending June 30, 2009.

1e) Donald R. Knauss

1f) Robert W. Matschullat

1g) Gary G. Michael